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                                                                    EXHIBIT 10.8

                   AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION

                                GUARANTY OF LEASE

       WHEREAS, Smith & Nephew, Inc., a Delaware corporation as Sublandlord, hereinafter "Sublandlord", and DJ Orthopedic, LLC, a Delaware limited liability company as Subtenant, hereinafter "Subtenant", are about to execute a document entitled "Sublease" dated as of June 30, 1999 concerning the premises commonly known as Parcels H, I, & J of Parcel Map 16, 028 in the City of Vista, San Diego County, CA wherein Sublandlord will lease the premises to Subtenant, and

       WHEREAS, DonJoy, LLC, a Delaware limited liability company, hereinafter "Guarantors" have a financial interest in Subtenant, and

       WHEREAS, Sublandlord would not execute the Sublease if Guarantors did not execute and deliver to Sublandlord this Guarantee of Lease.

       NOW THEREFORE, in consideration of the execution of the foregoing Sublease by Sublandlord and as a material inducement to Sublandlord to execute said Sublease, Guarantors hereby jointly, severally, unconditionally and irrevocably guarantee the prompt payment by Subtenant of all rents and all other sums payable by Subtenant under said Sublease and the faithful and prompt performance by Subtenant of each and every one of the terms, conditions and covenants of said Sublease to be kept and performed by Subtenant.

       It is specifically agreed that the terms of the foregoing Sublease may be modified by agreement between Sublandlord and Subtenant, or by a course of conduct, and said Sublease may be assigned by Sublandlord or any assignee of Sublandlord without consent or notice to Guarantors and that this Guaranty shall guarantee the performance of said Sublease as so modified.

       This Guaranty shall not be released, modified or affected by the failure or delay on the part of Sublandlord to enforce any of the rights or remedies of the Sublandlord under said Sublease, whether pursuant to the terms thereof or at law or in equity.

       No notice of default need be given to Guarantors, it being specifically agreed that the guarantee of the undersigned is a continuing guarantee under which Sublandlord may proceed immediately against Subtenant and/or against Guarantors following any breach or default by Subtenant or for the enforcement of any rights which Sublandlord may have as against Subtenant under the terms of the Sublease or at law or in equity.

       Sublandlord shall have the right to proceed against Guarantors hereunder following any breach or default by Subtenant without first proceeding against Subtenant and without previous notice to or demand upon either Subtenant or Guarantors.

       Guarantors hereby waive (a) notice of acceptance of this Guaranty, (b) demand of payment, presentation and protest, (c) all right to assert or plead any statute of limitations relating to this Guaranty or the Sublease, (d) any right to require the Sublandlord to proceed against the Subtenant or any other Guarantor or any other person or entity liable to Sublandlord, (e) any right to require Sublandlord to apply to any default any security deposit or other security it may hold


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under the Sublease, (f) any right to require Sublandlord to proceed under any other remedy Sublandlord may have before proceeding against Guarantors, (g) any right of subrogation.

       Guarantors do hereby subrogate all existing or future indebtedness of Subtenant to Guarantors to the obligations owed to Sublandlord under the Sublease and this Guaranty.

       If a Guarantor is married, such Guarantor expressly agrees that recourse may be had against his or her separate property for all of the obligations hereunder.

       The obligations of Subtenant under the Sublease to execute and deliver estoppel statements and financial statements, as therein provided, shall be deemed to also require the Guarantors hereunder to do and provide the same.

       The term "Sublandlord" refers to and means the Sublandlord named in the Sublease and also Sublandlord's successors and assigns. So long as Sublandlord's interest in the Sublease, the leased premises or the rents, issues and profits therefrom, are subject to any mortgage or deed of trust or assignment for security, no acquisition by Guarantors of the Sublandlord's interest shall affect the continuing obligation of Guarantors under this Guaranty which shall nevertheless continue in full force and effect for the benefit of the mortgagee, beneficiary, trustee or assignee under such mortgage, deed of trust or assignment and their successors and assigns.

       The term "Subtenant" refers to and means the Subtenant named in the Sublease and also Subtenant's successors and assigns.

       In the event any action be brought by said Sublandlord against Guarantors hereunder to enforce the obligation of Guarantors hereunder, the unsuccessful party in such action shall pay to the prevailing party therein a reasonable attorney's fee which shall be fixed by the court.

Executed by "GUARANTORS" as of June 22,      DONJOY, LLC, a Delaware limited liability
1999                                         company


                                              By:   /s/ Cyril Talbot III
                                                    -------------------------------
                                              Its:  V.P., CFO and Secretary
                                                    -------------------------------

                                              By:   /s/ Leslie H. Cross
                                                    -------------------------------
                                              Its:  President and CEO
                                                    -------------------------------



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                   AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION

                                GUARANTY OF LEASE

       WHEREAS, Smith & Nephew, Inc., a Delaware corporation as Sublandlord, hereinafter "Sublandlord", and DJ Orthopedic, LLC, a Delaware limited liability company as Subtenant, hereinafter "Subtenant", are about to execute a document entitled "Sublease" dated as of June 30, 1999 concerning the premises commonly known as Parcels A, B, C, D, E of Parcel Map 16, 028 in the City of Vista, San Diego County, CA wherein Sublandlord will lease the premises to Subtenant, and

       WHEREAS, DonJoy, LLC, a Delaware limited liability company hereinafter "Guarantors" have a financial interest in Subtenant, and

       WHEREAS, Sublandlord would not execute the Sublease if Guarantors did not execute and deliver to Sublandlord this Guarantee of Lease.

       NOW THEREFORE, in consideration of the execution of the foregoing Sublease by Sublandlord and as a material inducement to Sublandlord to execute said Sublease, Guarantors hereby jointly, severally, unconditionally and irrevocably guarantee the prompt payment by Subtenant of all rents and all other sums payable by Subtenant under said Sublease and the faithful and prompt performance by Subtenant of each and every one of the terms, conditions and covenants of said Sublease to be kept and performed by Subtenant.

       It is specifically agreed that the terms of the foregoing Sublease may be modified by agreement between Sublandlord and Subtenant, or by a course of conduct, and said Sublease may be assigned by Sublandlord or any assignee of Sublandlord without consent or notice to Guarantors a nd that this Guaranty shall guarantee the performance of said Sublease as so modified.

       This Guaranty shall not be released, modified or affected by the failure or delay on the part of Sublandlord to enforce any of the rights or remedies of the Sublandlord under said Sublease, whether pursuant to the terms thereof or at law or in equity.

       No notice of default need be given to Guarantors, it being specifically agreed that the guarantee of the undersigned is a continuing guarantee under which Sublandlord may proceed immediately against Subtenant and/or against Guarantors following any breach or default by Subtenant or for the enforcement of any rights which Sublandlord may have as against Subtenant under the terms of the Sublease or at law or in equity.

       Sublandlord shall have the right to proceed against Guarantors hereunder following any breach or default by Subtenant without first proceeding against Subtenant and without previous notice to or demand upon either Subtenant or Guarantors.

       Guarantors hereby waive (a) notice of acceptance of this Guaranty, (b) demand of payment, presentation and protest, (c) all right to assert or plead any statute of limitations relating to this Guaranty or the Sublease, (d) any right to require the Sublandlord to proceed against the Subtenant or any other Guarantor or any other person or entity liable to Sublandlord, (e) any right to require Sublandlord to apply to any default any security deposit or other security it may hold under the Sublease, (f) any right to require Sublandlord to proceed under any other remedy Sublandlord may have before proceeding against Guarantors, (g) any right of subrogation.

Guarantors do hereby subrogate all existing or future indebtedness of Subtenant to Guarantors to the obligations owed to Sublandlord under the Sublease and this Guaranty.

       If a Guarantor is married, such Guarantor expressly agrees that recourse may be had against his or her separate property for all of the obligations hereunder.

       The obligations of Subtenant under the Sublease to execute and deliver estoppel statements and financial statements, as therein provided, shall be deemed to also require the Guarantors hereunder to do and provide the same.

       The term "Sublandlord" refers to and means the Sublandlord named in the Sublease and also Sublandlord's successors and assigns. So long as Sublandlord's interest in the Sublease, the leased premises or the rents, issues and profits therefrom, are subject to any mortgage or deed of trust or assignment for security, no acquisition by Guarantors of the Sublandlord's interest shall affect the continuing obligation of Guarantors under this Guaranty which shall nevertheless continue in full force and effect for the benefit of the mortgagee, beneficiary, trustee or assignee under such mortgage, deed of trust or assignment and their successors and assigns.

       The term "Subtenant" refers to and means the Subtenant named in the Sublease and also Subtenant's successors and assigns.

       In the event any action be brought by said Sublandlord against Guarantors hereunder to enforce the obligation of Guarantors hereunder, the unsuccessful party in such action shall pay to the prevailing party therein a reasonable attorney's fee which shall be fixed by the court.

Executed by "GUARANTORS" as of June 22,      DONJOY, LLC, a Delaware limited liability
1999                                         company



                                             By:  /s/ Cyril Talbot III
                                                  ------------------------------
                                             Its: V.P., CFO and Secretary
                                                  ------------------------------

                                             By: /s/ Leslie H. Cross
                                                  ------------------------------
                                             Its: President and CEO
                                                  ------------------------------